1st Quarter 2023 Update April 25, 2023

Presentation Index 2 Corporate Overview Opportunity – Our Investment Thesis 1st Quarter 2023 Results Line of Business Updates Appendix 3 8 17 34 45 Board of Directors Forward-Looking Statements Non-GAAP Reconciliations Please refer to the Forward-Looking Statements on slide 47 for important disclosures about information contained in this presentation. Peer Group

Corporate Overview Highlights Asset-based lending Healthcare Services 91 banking centers 233 ATMs UMB Bank Presence Twin Cities - MN Salt Lake City - UT UMB Financial Corporation Headquarters Expansion Markets International Presence UMBF Trust & Agency Services – Dublin, Ireland Specialized Lending Verticals Corporate Trust Capital Markets (4) Fund Services Private Wealth Management & Personal Trust At, or for the 3 months ended, 03/31/23. (1) Includes $11.4B in managed assets and $4.0B in Assets Under Administration for Private Wealth customers; (2) Includes AUA in Fund Services/custody, corporate trust and Healthcare Services; (3) Non-GAAP measure. See reconciliation on slide 51; (4) UMB Bank, n.a. Capital Markets Division. 3

Business Model Our Diverse Foundation Commercial & Personal Banking Services 1Q’23 Revenue: $232.6 million. 1Q’23 Average Deposits: $20.4 billion Average loans: $2.9B (1) (2) Average deposits: $6.2B Retail deposit & lending services through 91 branches and online Private banking services Consumer mortgage AUM = $11.4B AUA = $4.0B Financial planning Investment management Trust & custody Estate planning Family office Business exit planning C&I lending Small business lending CRE & Construction lending Average loans: $17.9B (1) Average deposits: $14.2B Agribusiness Energy Practice finance Mezzanine debt & equity investments Commercial Private Wealth Institutional Banking Services 1Q’23 Revenue: $139.3 million. 1Q’23 Average Deposits: $11.2 billion Institutional Banking provides solutions for the entire marketplace; $411.5 billion in AUA. (3) Corporate Trust Bond trustee, paying agent & escrow services Institutional Custody Domestic & international custody services Fund Services Fund accounting, fund administration & transfer agency Specialty Trust & Agency Solutions Default workout & successor trustee services Aviation, ABS & loan agency services Capital Markets Division (4) Fixed income sales & trading Public finance Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings & benefit spending accounts Healthcare payment solutions Aviation Asset-based lending Beverage Treasury management Merchant payments Specialized Expertise: 4

An unwavering commitment to doing more for our customers. Beyond Financials Our Culture Our Values Our Commitment Our Vision the unparalleled customer experience Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. 5

Beyond Financials Our Culture Creating an unparalleled customer experience requires a culture where our people feel part of something more, something bigger. We foster this experience through our policies, our business decisions and our expectations of each associate. 6

7 Beyond Financials Our Commitment to Corporate Citizenship Read our 2022 Corporate Citizenship & ESG Report at UMB.com/ESGreport UMB recognizes the undeniable importance of sustainable business practices. Efficient & Sensible Resource Use Associate volunteerism and corporate philanthropy help build strong community partnerships. $9.0 million in company donations and sponsorships in 2022, supporting underserved communities’ housing needs, small business efforts, education and emerging talent Nearly 1,000 participants in our workplace giving campaign supporting more than 700 qualified nonprofits with pledges of $65k Associates receive 16 hours of paid Volunteer Time Off (VTO) annually, and participants logged nearly 7,500 hours of volunteer time, despite some continuing impact from the pandemic School of Economics provides interactive, educational experiences through curriculum-based field trips for students each year. UMB leases space in downtown KC to the nonprofit for $1. 250 UMB volunteer hours reached more than 4,500 students in 2022 Community Impact 80 UMB buildings use automated systems to conserve energy, with a goal to include all UMB properties by year-end 2023 More than 192k Kilowatt hours generated from solar panels Exterior lighting upgrades to LED saved nearly 678k Kilowatt hours; committed to convert all locations by year-end 2023 2022 recycling efforts produced nearly 15k pounds of comingled recycling, 8k pounds of cardboard and 360 pounds of recycled batteries Beehives housed at a Denver branch support the local honeybee population, with a peak population of 210k bees. In 2022, we harvested 300 pounds of edible honey and 6 pounds of wax Effective governance practices preserve the confidence and trust of our stakeholders. 12-person board of directors, with 10 independent members, a lead independent director, and 100% independence on board committees 33% board diversity Deliberate selection criteria which includes diversity standards in the board nomination process Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit Board oversight of the executive ESG Committee Strong Corporate Governance We want our company to be as diverse as the world we live in. As an early CEO Action for Diversity and Inclusion signatory, we regularly review progress of our inclusion strategy with executives and our board of directors Eight Business Resource Groups (BRGs) help us understand the needs of our associates, customers and communities and turn empathy into action In 2022, 36% of all UMB hires were people of color, 56% were women and 6% were veterans Diversity among executive leadership team – 53%; 8 of 15 members Inclusion & Diversity

Our Investment Thesis

Investment Thesis Our Opportunity Track record of strong loan growth – opportunities remain Underpenetrated across our geographic footprint, focused on market share gains Underpenetrated vertically on an asset class basis; built out specialized teams Runway for Growth Diverse deposit base across multiple lines of business, customer segments and geographies No one commercial sector represents more than 5% of total average deposits Long-tenured relationships: ~55% of our deposit accounts have been with us for more than 10 years. Flexible balance sheet well-positioned for changing interest rate environments Above peer earning asset growth Lower loan-to-deposit ratio provides flexibility 38% of average deposit balances in DDA Focus on returning value to shareholders; risk-adjusted returns EPS and tangible book value growth outpace peers over the long-term Consistent dividend growth Differentiated revenue profile and growing fee income Revenue from diverse lines of business and verticals provide a natural hedge in all rate environments Lower-than-peer reliance on mortgage and NSF/OD revenue Solid capital levels and ample liquidity sources Strong regulatory capital ratios Access to multiple contingent funding sources Time-tested underwriting philosophy Unwavering credit standards Long-tenured credit team – average of 22 years with UMB Chief Credit Officer – 37 years with UMB 9 67% of loans reprice within 12 months > $1.6 billion of securities cash flow expected within 12 months

Capital & Liquidity Supports Growth Outlook Cash & Securities / Assets Average Loans / Average Deposits Tier 1 Capital Ratio Tangible Common Equity / Assets (3) (2) (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) Non-GAAP measure. See reconciliation on slide 50; (3) As defined by S&P Global: “Cash, cash equiv. & investment securities/assets;” 10

8% Balance Sheet Growth Across All Business Cycles Average Deposits Average annual balances in billions. 2.89% 2.10% 0.53% 25% 4% 14% 16% 11% 14% 10% 20% 13% 6% 11% 9% 4% 7% 14% 15 Year CAGR 12.0% (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence. Peer group defined on slide 52; (2) Excludes PPP balances for ’20 – ’22. Annual Deposit Growth 11 0.32% 15 Year CAGR 11.0% Average Loans Annual Loan Growth 12% 19% 9% 7% 5% 2% 6% 10% 10% 18% 12% 21% 19% 9% 7% 10%

Differentiated Revenue Profile Multiple Sources of Growth Net Interest Income Fee Income Provides Diversity Dollars in millions. 29% 55% 38% $ 1,282.7 $1,291.4 $1,468.0 $613.2 $521.5 $731.3 $587.8 $778.2 $671.0 $825.1 $878.5 $982.5 $848.7 $1,012.1 $971.4 $1,097.7 Total Revenue 15 Year CAGR 7.1% Revenue Growth Annual NII Growth Annual Revenue Growth 12% 12% 7% 18% 10% 3% 2% 1% 9% 4% 5% 18% 20% 13% 9% 10% -1% 14% 10% 13% 4% 9% 9% 6% 18% 6% 3% 4% 11% 1% 3% 8% (1) Fee income prior to 2017 contains income from discontinued operations; (2) UMB traditional peers (15 banks) as of latest available annual period. Source: S&P Global Market Intelligence. 15 Year CAGR 9.5% 15 Year CAGR 4.4% Fee Income Growth $ 815.5 $731.2 $913.8 $303.0 $232.7 $317.0 $275.1 $320.1 $310.6 $333.3 $412.1 $558.9 $350.1 $610.4 $495.3 $670.9 12 23%

Resilient Credit Metrics Through All Economic Environments Net Charge-Offs / Average Loans Nonperforming Loans / Loans (1) UMB traditional peers (15 banks), as of latest available annual period. Source: S&P Global Market Intelligence; (2) All FDIC-insured banks. Source: FDIC. 0.21% 0.09% 13 15 Year Average 0.30% 15 Year Average 0.44%

Risk-Adjusted Returns Rowing Close to Shore (1) UMB traditional peers (15 banks), data as of latest available annual period. Source: S&P Global Market Intelligence. 14 Risk=Weighted Assets / Assets Return on Risk-Weighted Assets

Dividend Trends Sustained Growth (1) Dividends adjusted for 2-for-1 stock split in 2006. (2) Annualized 2023 full-year dividend assumes all 4 quarters are $0.38/share, consistent with 1Q and 2Q 2023 dividends. The Board of Directors may declare dividends of different amounts in future quarters. Annual Dividends Declared (1) +292.1% 2002 - 2022 (2) (2) 15

Outperformance Building Long-Term Value 15-Year Compounded Annual Growth Rates 2007 – 2022 (1) *KBW Nasdaq Regional Bank Index (median of 50 banks); **UMB’s traditional peers (median of 15 banks); ***Median of all publicly-traded banks with data reported for both 2007 and 2022. (1) Non-GAAP measure. See reconciliation on slide 49. Source: KRX, Peer and Industry data from S&P Global Market Intelligence. 16

1st Quarter 2023 Financial Review

1Q 2023 Results At-A-Glance 1Q ’22 4Q ’22 1Q ’23 Linked-Quarter Commentary (1) Net gains/losses from mark-to-market valuations and any dispositions of equity investments; (3) Non-GAAP measure; reconciled on slide 48. 18 $ millions, except per share amounts.

1Q 2023 Earnings Highlights Operating PTPP Income (1) $187.1 $131.2 $134.1 $135.4 $119.4 Net Income $106.0 $137.6 $88.0 $100.2 $92.4 Dollars in millions, except per share amounts. (1) Operating pre-tax, pre-provision income. See reconciliation on slide 48; (2) Net gains/losses related to mark-to-market valuations and any disposition of shares in our equity investments. 19

Revenue Trends Dollars in millions. Columns may not sum due to rounding differences. 20 1Q ’22 2Q ’22 3Q ’22 4Q ’22 1Q ‘23 Linked-Qtr. Variance $ ∆ % ∆

Net Interest Income @ 3.28% $3.7B $1.5B $1.8B $2.0B $6.6B @ 2.83% @ 4.30% @ 5.08% @ 0.78% @ 1.27% @ 4.27% @ 0.19% @ 0.64% @1.60% Asset Yield and Liability Cost Trends Liquidity Trends Impact NIM $224.8 $245.2 $241.7 17.6% 10.5% 4.3% 5.1% 5.4% $233.5 8.4% Pre- pandemic Liquidity trends shown as average quarterly balances. $ millions $ billions EA % IBL % COF % 21 $210.4

Noninterest Income Current Quarter Drivers Dollars in millions. (1) UMB traditional peers (15 banks), data as of latest available quarter. Source: S&P Global Market Intelligence. Noninterest income increased $4.7mm, or 3.7%, vs. 4Q’22. Primary drivers: Increases in market-related income, including a $4.0mm increase in company-owned life insurance income, and a $1.8mm increase in derivative income, both included in other income. The increase in COLI is offset by a similar increase in deferred compensation expense; and An increase of $3.2mm in trust & securities processing income, driven by increased customer activity and volume. Partially offset by a decrease of $4.9mm in investment securities gains, largely driven by an impairment loss on an AFS security recorded in 1Q’23. $176.3 $128.7 $125.5 $130.2 $123.7 LQ Variance Included sale of Visa B shares 22 Composition / Changes in Inv. Securities Gains (Losses) and Trust & Securities Processing

Noninterest Expense Current Quarter Drivers Dollars in millions. Columns may not sum due to rounding differences. Noninterest expense decreased $766k, or 0.3%, vs. 4Q’22. Primary drivers: A decrease of $6.6mm in incentive compensation from elevated 4Q activity and performance levels; A $3.5mm reduction in marketing and business development expense related to advertising and travel and entertainment expense; A $3.4mm reduction in legal and consulting expense due to the timing of multiple projects; and A decrease of $1.1mm in equipment expense driven by lower software costs. These decreases were partially offset by increases of: +$11.3mm in benefits expense due to seasonal reset of payroll taxes, insurance, and 401(k) expense, and +$2.5mm in deferred compensation expense, related to the increase in COLI income; and +$1.3mm in FDIC assessment expense from higher industry assessment rates. 1Q ’22 2Q ’22 3Q ’22 4Q ’22 1Q ‘23 Linked-Qtr. Variance $ ∆ % ∆ 23

$21,272 $ 17,361 $ 18,318 $ 19,284 Diversified Loan Portfolio Average balances in millions. $ 20,295 Loans by Region Kansas City 32% Colorado 18% Arizona 10% St. Louis 15% Greater MO 6% KS - 2% Texas 11% NE - 2% OK - 1% 24 UT - 2% MN - 1% 1Q ’22 4Q ’22 1Q ’23 Linked-Qtr. Variance $ ∆ % ∆

Quarterly Loan Activity (1) Payoffs and paydowns include C&I and CRE loans. 25 (1) (1) 1Q ’22 2Q ’22 3Q ’22 4Q ’22 1Q ‘23

Strong Asset Quality Net Loan Charge-Offs Delinquencies Nonperforming Loans Allowance for Credit Losses Dollars in millions. (1) Delinquencies represent accruing loans > 30 days past due. 26

Detailed Net Charge-Off History Historical Recent Trends (1) Loan categories updated in 2020 with adoption of ASU 2016-13. In prior periods, NCOs for “Commercial” included C&I, commercial card, ABL and factoring loans. NCOs for “Other” included consumer cards, all real-estate loans, consumer loans and DDA. 27

High-Quality Investment Portfolio $8,093 $7,566 $6,999 $6,963 $5,199 $5,785 $5,872 $5,872 $1,894 Average balances - $ millions 28 $11,278 Available-for-Sale (1) Held-to-Maturity (1) (1) Balances are presented at carrying value, which is fair value for the available-for-sale portfolio and amortized cost for the held-to-maturity portfolio. Average balances - $ millions

(1) Cash flow and purchase activity and HTM duration includes AFS and the portion of the HTM portfolio managed by the Corporate Treasury team; excludes industrial revenue bonds held-to-maturity; (2) Purchases made for roll-off and overbuy; net of purchases related to sales/trades. (3) Includes impact of pay-fixed receive-float swap portfolio with varying start dates. (4) Columns may not sum due to rounding differences. Securities Portfolio Statistics 29 Amortized Cost Fair Value Unrealized Loss - Net Securities Portfolio Activity (1) $ in millions End-of-period balances; $ in millions (4)

Diversified Deposit Mix $31,589 $31,374 $31,562 $32,580 Deposits by Line of Business Commercial Personal Institutional Commercial Banking 45% Consumer & Private Wealth 20% Capital Mkts. & Corp. Trust 13% Healthcare Services 9% Fund Services 6% Investor Solutions 7% 40% 38% 43% 45% 42% Average balances in millions. $29,797 1Q ’22 4Q ’22 1Q ’23 Linked-Qtr. Variance $ ∆ % ∆ 30

(1) Estimated uninsured deposits to be reported on line RCON5597 of schedule RC-O in UMB Bank’s 03/31/23 Call Report. (2) Total deposits as of March 31, 2023. Deposit Diversity & Characteristics Average balances for 1Q’23 As of March 31, 2023 Based on actual balances as of March 31, 2023 As of March 31, 2023 Average balances for 1Q’23; based on NAICS industry classifications 31

Interest Rate Sensitivity Impact to Net Interest Income Assumptions Projected rates for new loans and deposits based on historical analysis, management outlook and repricing strategies Asset prepayments and other market risks are developed from industry estimates of prepayment speeds and other market changes Ramp Scenario – Static Balance Sheet Shock Scenario – Static Balance Sheet 62% of total end-of-period loans, or $13.5B, are variable. 67% of total loans reprice within the next 12 months. Of variable loans - % tied to indices for next 12 months 55% - SOFR 27% - Prime 13% - LIBOR (1) 5% - other Loan Maturities & Repricing (1) Loans tied to LIBOR are expected to migrate to the Secured Overnight Financing Rate index (“SOFR”) or other indices by 2Q ’23. 32

33 Liquidity Sources Strong Capital Liquidity & Capital Position (1) Estimated uninsured deposits (excluding affiliate deposits and deposits collateralized with high-quality bonds). (2) Non-GAAP measure. See reconciliation on slide 50. As of March 31, 2023 $ billions Tangible Common Equity Ratio (2) 6.28% UMBF ratio Regulatory Minimum CET 1 Total Capital Tier 1 Leverage Regulatory Capital Ratios 12.49% 10.57% 8.35% Tangible Common Equity Ratio, ex. AOCI (2) 7.83% Liquidity coverage of uninsured deposits (1) March 31: 97% April 20: 116% Total Equity / Total Assets 6.93%

Line of Business Updates

Commercial Banking Commercial Capabilities Middle Market 53% Investment Real Estate 28% Sm./Med Biz 5% Specialized Verticals 14% $17.9B Average balance for 1Q’23, excludes credit card. (1) Rank among U.S. Visa & Mastercard Commercial Card Issuers, Source: Nilson Report, ‘21; (2) “Production ag lending” per ABA 3Q 2022, FDIC data. Additionally, UMB has significant relationships with “Agribusiness / Middle Market Ag” companies. Commercial Lending Portfolio Average Loan Balance & Composition 35

Commercial Banking C&I Lending Commercial & Industrial Statistics C&I Industry Diversification (1) (2) Average loan size: $4.5 million Considerations Internal limits on loan size and projects per sponsor Concentration guidelines for all lending verticals, monitored for changing conditions C&I Balance Trends Transp. / Warehouse Diversified Tech. & Telecom Materials & Commodities Manu-facturing Food & Bev. Healthcare Commercial Services Other (3) Agri-business Finance & Insurance 18% Energy-Related 11% $9.8B 45.1% of total UMB loans (1) Includes C&I and leases; Industries as a percentage of C&I loans; (2) End-of-period balances. (2) Average Line Utilization Trends +26% YoY (3) Other - 10% Retail Auto-related Entertainment/Recreation Consumer Services Apparel / Textiles Government/Education 36 Portfolio Mgmt.–5% Inv. Banking–3% Leasing–2% Insurance–1% Other Financial-7% RE & Construction 13% Bldg. Const.–3% Comml. Lessors–2% Site/Bldg. Prep–2% Varied Services–6% Petroleum–5% Nat. Gas–2% Field Equip–2% Other Energy–2%

Commercial Banking Commercial Real Estate Commercial Real Estate Statistics Investment CRE / Construction Portfolio (1) Const. / Land Dev. 22% Owner-Occupied 27% Investment CRE 44% $8.0B Farmland 6% as of Mar. 31, 2023 1-4 Unit Residential Construction = 1% of total Retail Multifamily Office Building Hotel Industrial Sr. Living Mixed Use Vacant Land Other (4) (1) Industries as a percentage of investment CRE and construction portfolio; (2) Adjusting for customer interest rate swaps on variable rate exposure, “fixed” rate exposure would be approximately 49% and variable rate exposure would be approximately 51%; (3) Tier 1 capital plus an adjusted ACL, per regulatory guidelines. $5.3B 24.3% of total UMB loans (4) Other- 9% Student Housing Residential Rental Healthcare Homebuilder for Sale Special Purpose Self-storage Manufactured Housing 37 Investment CRE & Construction Portfolio Average Loan-to-Value: 59% Recourse: 89% Investment CRE Rate Type: (2) Fixed – 33% Variable – 67% Owner-occupied – new purchase or refinance Real estate development – construction / perm financing, bridge financing, renovations Total UMB Commercial R/E Rate Type: Fixed – 65% Variable – 35% Regulatory Concentrations (3) Total non-farmland CRE / Total RBC: 175% Construction & Development / Total RBC: 52%

38 Investment Real Estate Select Property Details Average Loan: $8.2mm Average LTV: 65% Recourse: 82% Geographic Diversity – By Property Location By March 31, 2023, outstanding balances Average Loan-to-Value, Select Industries Total Investment CRE Portfolio Office CRE Portfolio (No state > 3%) MSA Diversification Statistics Market Type $979mm $ millions Industrial: 62% Multifamily: 55% Retail: 55% Hotel: 52% Senior Living: 67% Mixed Use: 53%

Personal Banking Consumer Metrics at, or for the quarter ended, 03/31/23. (1) Includes residential real estate and other consumer loans; (2) 2021 Net Promoter Score for 43 financial services companies - Medallia, Inc. 39 Strategic & Stable Source of Low-Cost Funds +16% YoY 2.9B Total Average Loans Consumer plays a strategic role for UMB as a large and stable source of deposits. Poised for continued asset growth -8% YoY 6.2B Total Average Deposits Growth engine for new customers; deepening existing relationships NPS Score 72.5 UMBF Industry Average (2) 51 Private Banking Strategically positioned for sales growth Retail Banking Hybrid Service & Sales Model – Provides broad products and services to meet diverse client needs Mortgage 1st Time Homebuyer Program - Down Payment Assistance to Qualified Buyers Program to Date (Jan ‘22 – Q1 ‘23): 2,550+ Applications Down payment assistance Community Development High Customer Satisfaction Consumer serves the personal banking needs of clients across all divisions of the bank $2.4B Provide competitive mortgage solutions for all client types 91 Banking Centers 233 ATMs Digital Capabilities across Consumer 28 $1.9B Private Bankers Across 9 regions Avg. Private Banking Deposits Avg. Mortgage Balances +18% YoY Expand diversity of client engagement in communities served Digital loan and deposit application and originations Mobile Banking: Deposits, transfers, bill pay, acct review & more $4.4mm 30 Financial Education Classes 11 Community Partners Served 282 Community Participants

Personal Banking Private Wealth Management Composition as of 03/31/23. (1) Includes AUM and AUA. Personal Trust 21% Investment Advisory 39% Non-Managed AUA 26% IRAs 5% Brokerage 4% Other 5% Customer Assets Wealth Management Financial planning Discretionary investment management Investment research & education Brokerage services   Trust Management and Estate Planning Charitable foundation planning & administration Trustee & successor trustee services Personal custody, including self-directed IRAs Unique asset administration Fine art management Trust tax preparation   Family Wealth Management A multi-family office Strategic wealth solutions for ultra-high net worth families Business succession planning & continuity Direct private equity investments opportunities New Assets / Sales (1) $11.4B Managed Assets (AUM) $4.0B Non-Managed Assets (AUA) $215mm 1Q’23 New Assets $639mm $694mm $836mm $1.4B 2019 2020 2021 2022 40

Institutional Banking Fund Services & Institutional Custody Best Interval Fund Administrator (1) Best Administrator – Technology (2) $352B $379B $407B $382B Provides services for 1,700 funds, including registered and alternative investment funds, PE funds, real estate and venture capital funds and ETFs and more. One of the nation's leading providers of domestic and global custody, serving insurance companies, public & private corporations, nonprofits, municipalities, fund companies and endowments. Established in 1948. Best Custodian – 2021 & 2022 (5) $363B (1) With Intelligence ’19, ’20, ‘22 & ‘23 Awards; (2) Hedgeweek US Awards ’20, ‘21 & ’22; (3) PE Wire ’21 & ‘22; (4) HFM Services Awards ’21 & ’22; (5) Global Custodian Fund Admin Survey ’22. Best Administrator – GPs w/assets <$30B (3)   Assets Under Administration Industry Leader in Client Service (4)   Registered Funds & Alternative Investments Institutional Custody 41

Institutional Banking Corp/Specialty Trust & Capital Markets (1)Thomson Reuters municipal rankings, Dec. 2022; (2) Ranked by number of issues; (3) M&A Advisor – ’22; (4) Debtwire – ranking ’21; (5) Green Street Advisors’ Asset-Based Alert – 2021. Corporate Trust & Escrow Services Provides trustee, paying agent and escrow services to municipal and corporate issuers. $31B Assets Under Administration Paying Agent in U.S. (1) (2) #3 Municipal Trustee in U.S. (1) (2) #3 Specialty Trust & Agency Solutions Services for asset-backed securitizations, aviation and other transportation and real estate projects. Workout and successor trustee services on behalf of bondholders of defaulted transactions. +760mm Irish Office Growing presence in top aviation leasing market Examples of recent deals: Products and services offered through UMB Bank Capital Markets Division NOT FDIC INSURED | MAY LOSE VALUE  | NOT BANK GUARANTEED. Pflugerville ISD, TX $32.5M Gen. Obligation Bonds, Series ‘22 Senior Manager Fort Stockton ISD, TX City of Kansas City, MO $95.9M Sewer Rev. Bonds, ‘23A $53.2M Water Rev. Bonds, ‘23A Co-manager Capital Markets Division Capital solutions including fixed income sales, trading and underwriting for institutional, municipal and not-for-profit organizations. Public Finance 79% Growth in New Business YTD vs. ‘22 42 $367M Gen. Obligation Bonds, ‘23 $43.9M Taxable Gen. Ob. Bonds, ‘23 Co-Senior Manager #1 Agent for Debtor-in-Possession financing (4) #7 Aviation & Asset-Based Securitization Trustee (5) TOP 10 Winner – Turnaround Award for Divestiture of the Year (2) New, on balance sheet deposits +43% vs. 1Q’22 Closed Deals

FDIC Sweep Assets Under Administration $60B Institutional Banking Investor Solutions & Healthcare Services Investor Solutions Annual ACH Transactions Healthcare Services Provides a suite of tax-advantaged benefit accounts including Health Savings Accounts (HSAs), Flexible Spending Accounts (FSAs), Health Reimbursement Arrangements (HRAs), and Commuter Benefit Accounts.  HSA Account Holders 1.5mm In HSA Assets & Deposits $3.7B Top 10 HSA Custodians in the U.S. (2) TOP 10 Benefit Cards 5.3mm ~70mm ~ 5.3 mm accounts Recognized for Investment Quality (1) Named a Top HSA for Features & Investment Options (1) (1) Investor’s Business Daily ‘21; (2) #6 by total accounts and #8 by total assets - Devenir Research Year-End ‘22. Our banking as a service (BaaS) solution includes deposit services for checking, saving, and investment accounts, including expanded FDIC insurance through our proprietary Sweep Program. 43

Payments Credit & Debit Card Products $3,812 $3,708 $4,079 $3,723 1Q ’23 Card Spend $4.1B 24th in U.S. Credit Card Purchase Volume (1) #24 $3,680 Dollars in millions. (1) Rank in commercial, consumer and small business cards among top 50 U.S. issuers. Source: Nilson Report, December 2022. Card Purchase Volume & Interchange Trends 44

Appendix

Governance Our Board of Directors AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee; RC = Risk Committee Advisory Directors 46

Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously: macroeconomic and adverse developments and uncertainties related to the collateral effects of the collapse of, and challenges for, domestic and international banks, including the impacts to the U.S. and global economies; sustained levels of high inflation and the potential for an economic recession on the heels of aggressive quantitative tightening by the Federal Reserve, and impacts related to or resulting from Russia’s military action in Ukraine, such as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC. 47

Non-GAAP Reconciliations (unaudited, dollars in thousands except per share data) The following are non-GAAP measures used by from time to time. To the extent a non-GAAP measure is used during this presentation, a reconciliation to such measure’s closest GAAP equivalent is provided below. UMB believes that these non-GAAP financial measures may be useful to investors because they adjust for items that management does not believe reflect the Company’s fundamental operating performance. Operating PTPP income for the relevant period is defined as GAAP net interest income plus GAAP noninterest income, less noninterest expense, adjusted to reflect the impact of excluding expenses related to acquisitions, and severance expense. Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding. Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity, excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI for the relevant period. Operating Pre-Tax, Pre-Provision Income 48

Non-GAAP Reconciliations 49 Tangible Book Value (unaudited, dollars in thousands except per share data) Tangible book value per share is defined as total shareholders’ equity, net of intangible assets, divided by total shares outstanding.

Tangible common equity ratio is calculated as total shareholders’ equity, net of intangible assets, divided by total assets, net of intangible assets. Tangible common equity ratio, excluding accumulated other comprehensive income (“AOCI”), is calculated as total shareholders’ equity, net of intangible assets and less AOCI, divided by total assets, net of intangible assets. Non-GAAP Reconciliations 50 Tangible Common Equity Ratio & Tangible Common Equity Ratio, ex. AOCI (unaudited, dollars in thousands)

Non-GAAP Reconciliations (unaudited, dollars in thousands) 51 Operating Return on Tangible Common Equity, Excluding AOCI Return on Tangible Common Equity Return on tangible common equity is calculated as net income divided by the company's average tangible shareholders' equity for the relevant period. Operating return on tangible common equity, excluding AOCI is calculated as net operating income, divided by the company’s average tangible shareholders’ equity exclusive of AOCI for the relevant period.

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